EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medical Makeover Corporation of America (the "Company") on Form 10-K for the period ended December 31, 2010 as filed with the Securities and  Exchange  Commission  on  the  date  hereof  (the  "Report"),  each  of the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:
                                         By:     /s/                   ---------------------------------

Date: April 15, 2011	By:	/s/ Jason Smart
Name: Jason Smart
Title: Chief Executive Officer
Chief Financial Officer